LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities
Lincoln Investor Advantage® Advisory

Supplement dated July 27, 2023 to the
Summary Prospectus for New Investors dated May 1, 2023

This Supplement to your summary prospectus outlines important changes that become effective on and after August 21, 2023.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following line items will be added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
Capital appreciation.	Fidelity® VIP Consumer Discretionary Portfolio – Service Class 2	0.91%	N/A	N/A	N/A
Capital appreciation.	Fidelity® VIP Consumer Staples Portfolio – Service Class 2	0.90%	N/A	N/A	N/A
Capital appreciation.	Fidelity® VIP Financials Portfolio – Service Class 2	0.90%	N/A	N/A	N/A
Capital appreciation.	Fidelity® VIP Technology Portfolio – Service Class 2	0.88%	N/A	N/A	N/A
To provide long-term capital appreciation.	First Trust Capital Strength Hedged Equity Portfolio – Class I	1.25%	N/A	N/A	N/A

Please retain this supplement for future reference.